Q4 & FY 2025 Financial Results Conference Call February 25, 2026

Disclaimer & Cautionary Statements This presentation and our earnings call includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: • Growing expansion outside of the U.S.; • Our growth expectations in 2026 and beyond, including our growth in surgery, increased funding in targeted research and expanded product portfolio; • Expected results of research and development, including that our efforts will innovate and diversify our product portfolio; • Placental-derived products and their potential clinical benefits; • EPIEFFECT® and CHORIOFIX randomized controlled trial enrollment; • Expectations regarding the reimbursement environment for the Company’s products, including Medicare Spending; • Expectations regarding HELIOGEN®, AMNIOFIX®, AMNIOEFFECT®, as well as Hydrelix, NovaForm®, and G4Derm® Plus driving Surgical growth; • Our expectations that we will continue to advocate for Medicare spending reform; • Exposure to tariffs and the anticipation that they will not impact the Company’s results; • 2026 full-year revenue range and Adjusted EBITDA margin, our Long-term non-GAAP effective tax rates and top-line growth post reform in Medicare spending; • Our ability to manage Private Office and Wound Care Center/Hospital Outpatient dynamics, including adjusting our strategy to remain competitive; and • The Company’s long-term strategy and goals for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth and profitability Additional forward-looking statements may be identified by words such as "believe," "expect," "may," "plan," "potential," "will," "preliminary," and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: • Future sales are uncertain and are affected by competition, access to customers, patient access to hospitals and healthcare providers, the reimbursement environment and many other factors; • The future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • The process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; and • The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this presentation and the Company assumes no obligation to update any forward-looking statement. | 2 |

Opening Remarks Joseph H. Capper, Chief Executive Officer | 3 |

Q4:25 Highlights – Strong Financial Performance for Wound & Surgical 1) Adjusted Gross Margin and Adjusted EBITDA and related margins are non-GAAP financial measures. See the Appendix for a reconciliation to the nearest GAAP measure. | 4 | Wound & Surgical 25%+ Growth vs. Q4:24 Adj. Gross Margin 86% GAAP Net Income $15MM vs. $7MM in Q4:24 Net Sales $118MM +27% vs. Q4:24 Adj. EBITDA1 $29MM 25% margin Net Cash $148MM +$24MM vs. Q3:25 +$63MM vs. Q4:24 Randomized Controlled Trial Enrollment Nearly Complete Announcing Share Repurchase Authorization

Strategic Priority Focus on Continued Product Innovation & Diversification | 5 | Continuing to innovate and evolve our offering for Wound & Surgical Numerous opportunities and areas for expansion Driving higher growth in Surgical Achieving a more balanced business mix between Wound & Surgical 3-year Net Sales CAGR = 16%

# What We See So Far In Wound in 2026

## Payment Rate Changes In Effect

| | 2025 | 2026 |
|---|---|---|
| **Private Office & Associated Care Settings** | ASP +6% plus ~$150 application fee | **$127.14/sq. cm.** fixed rate plus **~$150** application fee |
| **HOPD & Wound Care Centers** | ~$1,800 bundled rate per visit | **$127.14/sq. cm.** fixed rate plus **~$750** application fee |

## Status of Other Policies

LCDs — WITHDRAWN

WISeR — Implementation Underway

## Market Dynamics in Early 2026

- Higher audit and clawback activity
- Providers adjusting to prior auth requirements in WISeR states
- Some manufacturers dumping products at very low prices
- Some providers (particularly in mobile/home health wound care) have completely shut down

MIMEDX

| 6 |

Despite reimbursement-related noise, • Our Wound franchise remains profitable • We continue to develop products leveraging our expertise • Production of scientific and clinical research validating the safety and efficacy of our products remains one of our core strengths • And we are bringing in complementary offerings, like PRP, to provide customers with a greater selection of wound healing tools Supporting Our Customers & Diversifying Our Offering While Remaining Unmatched with Data | 7 | Randomized Controlled Trial Enrollment Nearly Complete Randomized Controlled Trial Underway Soon Continue to believe we will emerge as the clear market leader as the market normalizes

The Exciting Momentum in Surgical Continues! | 8 | Strong Continued Uptake Across Surgical Portfolio and Continuing to Bring Additional New Products to Market Recent Distribution Agreement Significantly Diversifies 510(k) Cleared Product Offering in Surgical

2026 Outlook – Executing Despite Significant Change in the Marketplace *2026 and Long-Term Outlooks provided as of February 25, 2026. Actual results may differ. | 9 | $340-360MM Mid-to-high teens as a % of net sales 2026 Net Sales* 2026 Adj. EBITDA* Continue to expect to deliver low double-digit net sales growth and a 20%+ Adjusted EBITDA margin long term Share Buyback Established Authorized a new share repurchase program to buy back up to $100 million in MIMEDX stock Continue to prioritize strategic M&A and organic investment, with the repurchase authorization serving as an incremental tool to deploy capital when valuation and market conditions warrant

Financial Results Doug Rice, Chief Financial Officer | 10 |

# Q4:25 Net Sales Recap

## Q4:25 Net Sales



$93MM
+27% yoy
$118MM
Q4:24
Q4:25

## Q4:25 Wound



$61MM
+28% yoy
$79MM
Q4:24
Q4:25

### Highlights

- Q4:25 growth led by sales of EPIXPRESS & EMERGE despite finalization of PFS and OPPS rules for 2026

## Q4:25 Surgical



$32MM
+25% yoy
$39MM
Q4:24
Q4:25

### Highlights

- AMNIOFIX and AMNIOEFFECT continue streak of >20% year over year growth
- Strong double-digit growth contribution from particulate portfolio

| 11 |

Q4:25 P&L Highlights 1) Adjusted Gross Margin, Free Cash Flow, EBITDA, Adjusted EBITDA, Adjusted Net Income and related margins are non-GAAP financial measures. See the Appendix for a reconciliation to the nearest GAAP measure. | 12 | $7MM $11MM $20MM$15MM $20MM $29MM $76 $48MM $13 $4MM $99 $61MM $12 $5MM Q4:24 Q4:25 S&M Adj. EBITDA1GAAP Net Income R&D 51% 52% 4% 4% 8% 13% 21% 25% Adj. Net Income1 12% 17% Gross Profit & Margin 82% 84% G&A 14% 10% Adj. Gross Margin1 84% 86% • Robust profitability in Q4:25 as a result of higher sales and expense discipline • Q4:25 adj. EPS of $0.14, compared to $0.07 in Q4:24 NI & Adj. EBITDA • Q4:25 gross margin benefitted from product mix • Demonstrated SG&A leverage, despite higher commissions related to higher sales in Q4:25 GM & Opex

Q4:25 Cash Flows Fuel Growing Net Cash Position; Share Buyback Announced | 13 | Quarterly Net Cash Balance ($ Millions) $85 $88 $100 $124 $148 Q4:24 Q1:25 Q2:25 Q3:25 Q4:25 Share Buyback EstablishedFree Cash Flows ($ Millions) $25 2022 2023 2024 2025 Q1 thru Q3 Q4 $73 $65 $25 ($19) Provides flexibility to opportunistically return capital to shareholders while prioritizing growth investments Program is a component of our disciplined approach to capital allocation Up to $100MM Authorized

2025 Full Year Financial Retrospective | 14 |1) EBITDA, Adjusted EBITDA, related margins and Free Cash Flow are non-GAAP financial measures. See our Earnings Release for the quarter ended December 31, 2025 for a reconciliation to the nearest GAAP measure. $419MM +20% year-over-year $148MM +73% vs. 2024 $106MM 25% of net sales 2025 Net Sales Net Cash Balance 2025 Adj. EBITDA12025 GAAP Net Income $49MM +16% year-over-year

Closing Remarks, Q&A | 15 |

MIMEDX – A Pioneer & Leader Delivering Healing Solutions in Healthcare | 16 | FULLY INTEGRATED BUSINESS from product development to manufacturing to commercialization, including donor recovery EXCELLENT IP PORTFOLIO including over 200 patents, knowhow and regenerative medicine expertise DRAMATICALLY IMPROVED FINANCIAL PROFILE delivering a 3-year net sales CAGR of 16% and amassing a sizable net cash balance HELPING HUMANS HEAL

THANK YOU MIMEDX 1775 West Oak Commons Ct. Marietta, GA 30062 888.543.1917 | 770.651.9100 | 17 |